UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of The
                       Securities Exchange Act of 1934

 November 25, 2008
 Date of Report (Date of earliest event reported):


 Lehman Mortgage Trust 2008-4
 (Exact name of issuing entity as specified in its charter)


 Lehman Brothers Holdings Inc.
 (Exact name of sponsor as specified in its charter)


 Structured Asset Securities Corporation
 (Exact name of depositor as specified in its charter)


 Delaware                 333-139693-26              74-2448058
 (State or other          (Commission               (IRS Employer
 jurisdiction              File Number)             Identification No.)
 of incorporation)


 745 Seventh Avenue
 13th Floor
 New York, NY                                                   10019
 (Address of principal executive offices)                       (Zip Code)

 (212) 526-7000
 (Registrant's telephone number, including area code)


 No Change
 (Former name or former address, if changed since last report)


 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


 [ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


 Section 6 - Asset-Back Securities

 Item 6.04 - Failure to Make a Required Distribution.

On November 26, 2008, the Paying Agent identified that the distribution to the certificateholders was not paid on the Distribution Date of November 25, 2008 for Lehman Mortgage Trust 2008-4. The Distribution was subsequently paid on November 26, 2008. Each class of certificates was affected. The Paying Agent informed us that the missed distribution was the result of insufficient funds being received by the Paying Agent for distribution to the certificateholders as a result of a technical issue arising at The Depository Trust Company.


 SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



 Lehman Mortgage Trust 2008-4
 (Issuing Entity)


 By:   Structured Asset Securities Corporation as Depositor
 By: /s/ Edward S. Grieb
 Name:   Edward S. Grieb
 Title:  Asst Controller

 Date:   December 2, 2008